SECURITIES AND EXCHANGE COMMISSION

                                        Washington, D.C.  20549



                                               FORM 8-K

                                            CURRENT REPORT

                                Pursuant to Section 13 or 15(d) of the

                                    Securities Exchange Act of 1934

                          Date of Report (Date of earliest event reported):
                                           January 3, 1995



                                         FREEPORT-McMoRan INC.


                 Delaware                 1-8124                   13-3051048


              (State or other           (Commission               (IRS Employer
              jurisdiction of           File Number)              Identification
              incorporation or                                    Number)
              organization)

                          1615 Poydras Street, New Orleans, Louisiana  70112

                         Registrant's telephone number, including area code:
                                            (504) 582-4000


                                         Freeport-McMoRan Inc.


     Item 2.     Acquisition or Disposition of Assets.

                 On January 4, 1995, Freeport-McMoRan Resource Partners, Limited Partnership (FRP), a Delaware limited partnership and a 51.4 percent owned affiliate of Freeport-McMoRan Inc. (FTX), acquired essentially all of the domestic assets of Pennzoil Sulphur Company, a division of Pennzoil Company effective January 1, 1995.


     Item 7.     Financial Statements and Exhibits.

              (a) Financial statements of business acquired. It is impracticable to provide the audited financial statements of the business acquired required with respect to the transaction described in Item 2 with this Report. Such audited financial statements will be filed in an amendment to this Report as soon as practicable and in no event later than 60 days after the date upon which a Report relating to the transaction described in Item 2 is required to be filed.

              (b) Pro forma financial information. It is impracticable to provide pro forma financial information with respect to the transaction described in Item 2 with the Report. Such pro forma financial information will be filed in an amendment to this Report as soon as practicable and in no event later than 60 days after the date upon which a Report relating to the transaction described in Item 2 is required to be filed.

              (c)   Exhibits.  The exhibits to this report are listed in the
                    Exhibit Index appearing on page E-1 hereof.



                                               SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         FREEPORT-McMoRan INC.


                                         By:     /s/  John T. Eads
                                             ---------------------
                                                      John T. Eads
                                             Assistant Vice President &
                                             Controller - Financial Reporting

  Date:  January 18, 1995



                                             Exhibit Index


                                                                   Sequentially
                                                                     Numbered
    Number     Exhibit                                                 Page

      2.1 Asset Purchase Agreement dated as of October 22, 1994 between Freeport-McMoRan Resource Partners, Limited Partnership (FRP) and Pennzoil Company (the Asset Purchase Agreement). Incorporated by reference to Exhibit 2.1 to the Current
               Report on Form 8-K of FRP dated January 18, 1995.


      2.2      Amendment No. 1 to the Asset Purchase Agreement.
               Incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K of FRP dated January
               18, 1995.


     99.1      News Release of FRP dated January 4, 1995.
               Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of FRP dated January 18, 1995.